Note 11 - Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2019
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
(11)	Commitments and Contingent Liabilities

The Company is party to litigation and claims arising in the normal course of business. Management, after consultation with legal counsel, believes that the liabilities, if any, arising from such litigation and claims will not be material to the Company's consolidated financial position.

Wilson Bank leases branch facilities and land for certain branch facilities and automatic teller machine locations. Future minimum rental payments required under the terms of the noncancellable leases are as follows:

Years Ending December 31,	In Thousands
2020	$444
2021	387
2022	215
2023	112
2024	4
Thereafter	9

Total rent expense amounted to $484,000, $362,000 and $215,000, respectively, during the years ended December 31, 2019, 2018 and 2017.

At December 31,2019 and 2018 respectively, the Company has lines of credit with other financial institutions totaling $53,000,000. At December 31, 2019 and 2018, respectively, there was no balance outstanding under these lines of credit.

The Company also has a Cash Management Advance ("CMA") Line of Credit agreement. The CMA is a component of the Company's Blanket Agreement for advances with the FHLB. The purpose of the CMA is to assist with short-term liquidity management. Under the terms of the CMA, the Company may borrow a maximum of $25,000,000, selecting a variable rate of interest for up to 90 days or a fixed rate for a maximum of 30 days. There were no borrowings outstanding under the CMA at December 31, 2019 or December 31, 2018.